UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1151 Maplewood Drive Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 630-250-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Supplemental unaudited quarterly financial data of Knowles Corporation for the years ended December 31, 2013 and 2012 is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Supplemental unaudited quarterly financial data for the years ended December 31, 2013 and 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION
Date: February 13, 2014
	By:	/s/ John S. Anderson
John S. Anderson
Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Supplemental unaudited quarterly financial data for the years ended December 31, 2013 and 2012